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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     November 21, 2002
                                                -------------------------


                           CANARGO ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-9147                 91-0881481
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 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)

          CanArgo Services (UK) Limited
           150 Buckingham Palace Road
                  London, England                               SW1W 9TR
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    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code     (44) 207 808 4700
                                                  --------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. Financial Statements and Exhibits.

(c) Exhibits


99.1 Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated November 21, 2002.

ITEM 9. Regulation FD Disclosure.

Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated November 21, 2002. The Press Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CANARGO ENERGY CORPORATION
Date: November 21, 2002                    By: /s/Liz Landles
                                               ---------------------------------
                                               Liz Landles, Corporate Secretary